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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 1999

                          NORFOLK SOUTHERN CORPORATION
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Virginia                     1-8339                     52-1188014
------------------------       ---------------------        -------------------
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                            Identification No.)

                             Three Commercial Place
                          Norfolk, Virginia 23510-2191
                    (Address of principal executive offices)

                                 (757) 629-2600
                            -------------------------
                         (Registrant's telephone number)

                                    No Change
               --------------------------------------------------
          (Former name or former address, if changed since last report)


      ITEM 5. OTHER EVENTS

              On April 26, 1999, Norfolk Southern Corporation (the "Corporation") issued and sold $400,000,000 aggregate principal amount of its 6.20% Notes due April 15, 2009 (the "Securities"). The Securities were issued pursuant to the Underwriting Agreement, dated April 21, 1999 (the "Base Underwriting Agreement"), among the Corporation and J.P. Morgan Securities Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") and the Pricing Agreement, dated April 21, 1999 (the "Pricing Agreement, and together with the Base
              Underwriting Agreement, the "Underwriting Agreement") between the


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              Corporation and the Underwriters, which Pricing Agreement
              incorporates in its entirety all the provisions of the Base Underwriting Agreement. The Securities were issued under the Indenture, dated as of January 15, 1991 (the "Base Indenture"), between the Corporation and First Trust of New York, National Association (whose name has been changed to U.S. Trust Bank National Association), as successor trustee (the "Trustee"), as supplemented by a First Supplemental Indenture, dated as of May 19, 1997 (the "First Supplemental Indenture") between the Corporation and the Trustee and a Second Supplemental Indenture, dated April 26, 1999, between the Corporation and the Trustee (the "Second Supplemental Indenture").

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)    Exhibits:

                     1.1(a) The Underwriting Agreement of the Corporation, dated
                            April 21, 1999, among the Corporation and J.P. Morgan Securities Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                     1.1(b) Pricing Agreement, dated April 21, 1999, among the
                            Corporation and J.P. Morgan Securities Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                     1.1(c) Second Supplemental Indenture, dated April 26, 1999, between the Corporation and U.S. Bank Trust National Association, as Trustee.

                     5.1 Opinion of William A. Noell, Jr., Corporate Counsel of the Corporation.

                     5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 1999
                                            NORFOLK SOUTHERN CORPORATION
                                                    (Registrant)

                                            By: /s/ Dezora M. Martin
                                                  Dezora M. Martin
                                                  Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------

1.1(a) Underwriting Agreement of the Corporation, dated April 21, 1999, among the Corporation and J.P. Morgan Securities Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.1(b) Pricing Agreement, dated April 21, 1999, among the Corporation and J.P. Morgan Securities Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.1(c) Second Supplemental Indenture, dated April 26, 1999, between the Corporation and U.S. Bank Trust National Association, as Trustee.

5.1 Opinion of William A. Noell, Jr., Corporate Counsel of the Corpo-ration.

5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.



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